EXHIBIT 23

                          INDEPENDENT AUDITOR'S CONSENT

We hereby consent to the incorporation of our report dated August 24, 2004 in this Registration Statement on Form SB-2 of Systems Evolution, Inc.

We also consent to the references to us under the heading "Experts" in such Document.

January 10, 2005

                                    /s/ Lopez, Blevins, Bork & Associates, LLP
                                    --------------------------------------------
                                    Lopez, Blevins, Bork & Associates, LLP
Houston, Texas


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